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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 24, 2005

                        Superconductor Technologies Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        0-21074               77-0158076
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

             460 Ward Drive, Santa Barbara, CA                     93111
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REG FD DISCLOSURE.

On May 24, 2005, the Company issued a press release announcing certain orders. See Item 8.01 below.

ITEM 8.01.  OTHER EVENTS.

On May 24, 2005 the Company announced it has received approximately $4.0 million dollars year-to-date in orders for SuperPlex(R) and AmpLink(TM) products, as part of a major wireless carrier's 3G (EV-DO) roll-out. Shipments began in March and are scheduled through the second quarter of 2005. The financial terms of the orders were not disclosed. A copy of the press release is attached as Exhibit 99.1

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Superconductor Technologies Inc.

Date:  May 24, 2005                          By: /s/ Martin S. McDermut
                                                 -------------------------------
                                                 Martin S. McDermut, Senior Vice
                                                 President, Chief Financial
                                                 Officer and Secretary

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ITEM 99.01  EXHIBITS

       (c)  EXHIBITS

              99.1 Press release dated as of May 24, 2005